SCHEDULE 14A
                                        (Rule 14a-101)

                          INFORMATION REQUIRED IN PROXY STATEMENT

                                   SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of the Securities
                                      Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[X]   Preliminary Proxy Statement            [   ]  Confidential, for Use
                                                    of the Commisson Only
                                                    (as permitted by Rule
                                                     14a-6(e)(2))
[ ]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                         XCL LTD.
                      ------------------------------------------------
                      (Name of Registrant as Specified in Its Charter)

                                          N/A
                        -----------------------------------------
                        (Name of Person(s) Filing Proxy Statement,
                            if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125  per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing ee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                                  PRELIMINARY COPY

                            XCL LTD.



DEAR SHAREHOLDER:

          You are cordially invited to attend the Annual Meeting of Shareholders of XCL Ltd. to be held at 10:00 a.m., Central Daylight Savings Time, on Wednesday, June 26, 1996, in the Offshore Room of the Petroleum Club of Lafayette, located at 111 Heymann Boulevard, Lafayette, Louisiana 70503.


          The attached materials include the Notice of Annual
Meeting of Shareholders and the Proxy Statement, which contains information concerning the meeting, the nominees for election as members of the Board of Directors, and other relevant matters.

          Management  will  report  on the Company's  activities
and future  plans and prospects of the Company during the last fiscal year  and  future  plans  and  prospects  of  the
Company,   and shareholders will have an opportunity to ask
questions about  its operations and prospects.

          Shareholder interest in the affairs of the Company is welcomed and encouraged, and it is requested that you please complete, sign, date, and promptly return your proxy in the enclosed envelope. Such action will not limit your right to vote in person if you attend the meeting in person, but will assure your representation if you cannot attend.

                                             Sincerely,



                                             MARSDEN W. MILLER, JR.
                                             Chairman of the Board
                                             and Chief Executive Officer

May [13], 1996

                               XCL LTD.
                      (a Delaware corporation)

                         110 Rue Jean Lafitte
                      Lafayette, Louisiana  70508

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     To Be Held On June 26, 1996

TO OUR SHAREHOLDERS:

     The Annual Meeting of Shareholders (the "Meeting") of XCL Ltd. (the "Company") will be held in the Offshore Room of the Petroleum Club of Lafayette, located at 111 Heymann Boulevard, Lafayette, Louisiana 70503, on June 26, 1996 at 10:00 a.m., Central Daylight Savings Time, to consider and take action on the following matters:

   1. The election of three Class III directors for three-year terms, each to hold office until the 1999 Annual Meeting of Shareholders or until a successor shall have been elected and shall have qualified;

   2. To amend the Company's Certificate ofIncorporation to increase the number of authorized shares of
          Common  Stock,  par  value  $.01  per  share,   from
          350,000,000 shares to 500,000,000 shares;  and

   3. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

      Only shareholders of record at the close of business on Friday, May 3, 1996 are entitled to notice of and to vote at the Meeting.

      YOUR  PROXY  IS  IMPORTANT TO ASSURE  A  QUORUM
AT  THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PERSONALLY
PRESENT AT THE  MEETING,  PLEASE  BE  SURE THAT  THE  ENCLOSED
PROXY  IS PROPERLY  COMPLETED, DATED, SIGNED AND RETURNED WITHOUT
DELAY IN THE ENCLOSED ENVELOPE.

                                             BY  ORDER  OF THE  BOARD
                                             OF DIRECTORS,


                                             DAVID A. MELMAN
                                             Secretary
May [13], 1996

               This  document  is  important and requires  your
immediate attention.   If you are in any doubt as to the action
you  should take,   you  should  consult your stockbroker,  bank
manager, solicitor, accountant or other professional advisor immediately.

          If you have sold all of your shares of XCL Ltd. after May 3, 1996, the record date of the Meeting, you should hand this document and accompanying form of proxy to the purchaser or to the agent through whom the sale was effected for transmission to the purchaser.

                            XCL LTD.
(Incorporated with limited liability in the United States of America under the laws of the State of Delaware)

                          June 26, 1996



Directors:                                    Principal
                                              Executive Office:
M.W.  Miller, Jr.* (Chairman                  110  Rue Jean Lafitte
  and Chief Executive Officer)                Lafayette, Louisiana 70508
J.T. Chandler*                                USA
D.A. Melman*
E. McIlhenny, Jr.*
F. Hofheinz*
A.W. Hummel, Jr.*
M. Palliser
F.J. Reinhardt, Jr.*

* U.S. Citizen

                         PROXY STATEMENT
                               FOR
                 ANNUAL MEETING OF SHAREHOLDERS


Solicitation and Voting of Proxies
- ----------------------------------

          This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of XCL Ltd. (the "Company") to be voted at the Annual Meeting of Shareholders (the "Meeting") to be held in the Offshore Room of the Petroleum Club of Lafayette, located at 111 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, June 26, 1996, at 10:00 a.m., Central Daylight Savings Time, and at any adjournment thereof. The approximate date on which this Proxy Statement and the enclosed form of proxies are first being sent or given to shareholders of record is May [13], 1996.

     The Board of Directors of the Company has fixed the close of business on May 3, 1996 as the record date for the determination of holders of shares of outstanding capital stock entitled to notice of and to vote at the Meeting. On May 3, 1996, there were outstanding: [266,040,305] shares of common stock, $.01 par value ("Common Stock"), the holders of which will be entitled to cast one vote per share on each matter submitted to a vote at the Meeting; [599,244] shares of Series A, Cumulative Convertible Preferred Stock, $1.00 par value ("Series A Preferred Stock"), the holders of which will be entitled to twenty-one (21) votes per share on each matter submitted to a vote at the Meeting; and [44,128] shares of Series B, Cumulative Preferred Stock, $1.00 par value ("Series B Preferred Stock"), the holders of which will be entitled to fifty (50) votes per share on each matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of issued and outstanding shares of capital stock entitled to cast an aggregate of [140,415,415] votes at the Meeting will constitute a quorum for the transaction of business.

          Proxies in the accompanying forms which are properly completed, signed, dated and returned to the Company and not revoked will be voted in accordance with instructions
contained therein.   Shareholders  are urged to specify  their
choices  by marking the appropriate boxes on the enclosed proxy
card;  if  no choice   has  been  specified,  the  shares  will
be voted as recommended by the Board of Directors. Accordingly, proxies will be voted "FOR" Proposals 1 and 2 set forth in the accompanying forms of proxy.

          Shareholders have 3 choices as to their vote on
Proposal  2 to  be  voted upon at the Meeting in addition to the election  of directors.  Shareholders may vote "FOR"  such
Proposal  or  vote "AGAINST" such Proposal or "ABSTAIN" from voting by checking  the appropriate box. Abstentions on Proposal
2 will have  the  effect of  a  negative  vote since the
amendment of the  Certificate  of Incorporation  requires  the approval of a majority of the outstanding shares of Common Stock. Abstentions and broker non votes (matters of a non-routine nature as to which brokers holding shares in street name have received no instructions from their clients and, accordingly, do not vote) are counted for purposes of determining the presence or absence of a quorum
for the transaction  of  business.   Abstentions  are counted in
tabulations   of  the  votes  cast  on  proposals  presented   to
shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. The
Board of Directors hopes that shareholders will exercise their right to vote rather than abstaining from voting. It is necessary that proxies be completed, signed, dated and returned for all such shares to be voted at the Meeting.

          Each shareholder who executes the enclosed proxy may revoke it at any time prior to its being exercised by delivering written notice to the Secretary of the Company. Mere attendance at the Meeting will not revoke the proxy, but a shareholder present at the Meeting, upon notice to the Secretary, may revoke such proxy and vote in person.

Expenses of Solicitation
- ------------------------

     The cost of soliciting proxies will be borne by the Company, including expenses incurred in connection with the preparation and mailing of this Proxy Statement and all documents which now accompany or may hereafter supplement it. The solicitations will be made in person and by mail. The Company will supply brokers or persons holding shares of record in their names or in the names of their nominees for other persons, as beneficial owners, with such additional copies of proxies and Proxy Statements as may reasonably be requested in order for such record holders to send one copy to each beneficial owner, and will, upon request of such record holders, reimburse them for their reasonable expenses in mailing such materials.

          The Company has retained the services of [Chemical Mellon Shareholder Services] to solicit proxies on behalf of the Company. Services to be performed under the agreement will include consultation with respect to planning and organizing the Meeting, search and distribution of materials, and solicitation of proxies from brokers, banks, nominees and other institutional holders. The fee for this solicitation service is [$4,500] and will be paid by the Company, as well as reimbursement of out-ofpocket expenses.

          Further, certain directors, officers and employees of the Company and its financial advisors, not especially employed
for this purpose,   may   solicit   proxies, without   additional
remuneration therefor, by mail, telephone, telegraph or personal interview.

Security Ownership of Management
- --------------------------------

          The following table sets forth information concerning the shares of the Company's Common Stock owned beneficially by each director and nominee for director of the Company and all directors and officers as a group as of March 30, 1996. As of that date there were 264,240,305 shares of Common Stock issued and outstanding. The mailing address for all such individuals is XCL Ltd., 110 Rue Jean Lafitte, Lafayette, Louisiana 70508.

                                          Common Stock (1)
                                   -------------------------------
                                      Number               Percent
Name of Beneficial Owner             of Shares            of Class
- ------------------------             ---------            --------
Marsden W. Miller, Jr.             10,107,132 (2)(3)(4)      3.73
John T. Chandler                    3,167,510 (2)(3)(4)      1.19
David A. Melman                     2,221,075 (3)(4)         0.83
Edmund McIlhenny, Jr.               1,335,707 (3)(5)         0.50
Fred Hofheinz                         100,000 (3)            0.04
Arthur W. Hummel, Jr.                 100,000 (3)            0.04
Sir Michael Palliser                  100,000 (3)            0.04
Francis J. Reinhardt, Jr.             652,017 (3)(6)         0.25
All directors and officers of the  19,165,047 (2)(3)(4)      6.88
Company as a group (11 persons)

__________
(1) This table includes shares of Common Stock issuable upon conversion of the shares of Series A, Cumulative Convertible Preferred Stock ("Series A Preferred Stock"). Each share of Series A Preferred Stock is convertible into approximately 21 shares of Common Stock, subject to adjustment. Each share of Series A Preferred Stock is entitled to cast 21 votes at the Meeting.

(2) Includes 200,000 shares which are subject to an option granted under agreement dated October 1, 1985 in favor of John T. Chandler. Such shares are also included in Mr. Chandler's holding inasmuch as the option is presently exercisable. For purposes of the total holdings of the group, the shares are included solely in Mr. Miller's share holdings.

(3) Includes shares of Common Stock which may be acquired pursuant to options which are exercisable within 60 days.

(4)  Includes  shares  of  Common Stock  which  may  be  acquired pursuant  to stock purchase warrants exercisable  within  60 days.

 (5) Includes  options to acquire 360,000 shares of Common  Stock which  expire  on  April 30, 1996, and warrants  to  acquire
     521,400  shares  of Common Stock owned by Pamela  McIlhenny,
     wife  of  Edmund  McIlhenny, Jr.     Mr.  McIlhenny
     disclaims beneficial ownership of such shares.

 (6) Includes 100,000 shares of Common Stock owned by Carl H. Pforzheimer & Co. of which Mr. Reinhardt is a general partner and 200,000 shares owned by Petroleum and Trading Corporation of which Mr. Reinhardt is an officer and director. Mr. Reinhardt disclaims beneficial ownership of the shares owned by Petroleum and Trading Corporation.

Security Ownership of Certain Beneficial Owners
- -----------------------------------------------

     The following table sets forth as of March 30, 1996, the individuals or entities known to the Company to own more than 3 percent of the Company's outstanding shares of voting securities. As of that date there were 264,240,305 shares of Common Stock issued and outstanding. Except as otherwise indicated, all shares are owned both of record and beneficially.

                                                                Series A           Series B
                                       Common Stock (1)    Preferred Stock (2)  Preferred Stock (3)
                                   ---------------------- --------------------  -------------------
  Name and Address                   Number       Percent   Number   Percent     Number   Percent
 of Beneficial Owner                of Shares    of Class  of Shares of Class   of Shares of Class
- ---------------------------        ----------   ---------  --------- --------   --------- --------

China Investment &                  11,130,344 (4)   4.0       --         --       44,954     100
Development Co., Ltd.
16th Floor, No. 563
Chung Hsiao E. Road, Sec. 4
Taipei, Taiwan

Brown Brothers Harriman & Co.           985,411 (5)  0.37     21,200     3.54         --     --
59 Wall Street
New  York, New  York 10005-2818

Barclays Nominees Gracehurch            514,500 (6)  0.19     24,500     4.09         --     --
Gracechurch Limited A/C 6275B
P.O. Box 1043
Willow Grove House
Windsor Road
Trowbridge, Wilts BA14 0YT
United Kingdom

Broca Nominees M&G Group Ltd.           391,671 (6)  0.15     18,651     3.11         --     --
New London Bridge House
25 London Bridge Street
London SET 9SG
United Kingdom

Cumberland Associates                 5,049,043 (7)  1.89    120,691     20.14        --     --
1114 Avenue of the Americas
New York, New York 10036

Egger & Co.                             603,771 (6)  0.23     28,751      4.80        --     --
c/o The Chase Manhattan Bank N.A.
P.O. Box 1508
Church Street Station
New York, New York 10008

Hanover Nominees Limited A/C U64        420,000 (6)  0.16     20,000      3.34        --     --
1 Gerry Raffles Square
Stratford
London E15 1XG
United Kingdom

Kayne Anderson Investment             5,755,246 (8)  2.14    124,093     20.71        --     --
 Management, Inc.
1800 Avenue of the Stars
2nd Floor
Los Angeles, CA 90067

Marsden  W.  Miller, Jr.             10,107,132 (9)  3.73       --         --         --     --
110 Rue Jean Lafitte
Lafayette, Louisiana 70508

Phildrew Nominees Limited               686,469 (6)  0.26     32,689      5.46        --     --
Triton Court
14 Finsbury Square
London EC2A 1PD
United Kingdom

Royal Bank of Scotland Edinburgh        972,636 (6)  0.37     47,457      7.92        --     --
 Nominees Limited
31 St. Andrews Square
Edinburgh EH2 2PS
Scotland

Sigler & Co.                            513,261 (6)  0.19     24,441      4.08        --     --
c/o Chemical Bank
P.O. Box 50000
Newark, New  Jersey 07101

T. Rowe Price & Associates, Inc.      1,499,543 (10) 0.57     45,000      7.51        --     --
100 East Pratt Street, 9th Floor
Baltimore, Maryland 21202

___________
(1) This table includes shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock. Each share of Series A Preferred Stock is convertible into approximately 21 shares of Common Stock, subject to adjustment.

(2) In light of the fact that the Company is more than six months in arrears with respect to the payment of the dividend payable June 30, 1995 on the Series A Preferred Stock, pursuant to the terms of the stock, the holders thereof are eligible to cast 21 votes for each share of
     Series A Preferred Stock held at any meeting of shareholders called until the arrearage is paid.

(3) Each share of Series B Preferred Stock is entitled to cast 50 votes per share.

(4) Includes 3,325,000 shares of Common Stock which are issuable upon exercise of outstanding Class B Warrants, 3,910,100 shares issued and held by a broker for sale pursuant to a notice of redemption and 3,940,244 shares reserved for redemption, which may be issued to or sold on behalf of the holder.

(5) Includes 445,200 shares issuable upon conversion of Series A Preferred Stock.

(6)  Represents  shares issuable upon conversion of  Series  A
     Preferred Stock.

(7) Includes 2,534,511 shares issuable upon conversion of Series A Preferred Stock and 533,333 shares issuable upon exercise of stock purchase warrants exercisable within 60 days.
(8) Includes 2,605,953 shares issuable upon conversion of Series A Preferred Stock and 1,933,332 shares issuable upon exercise of stock purchase warrants exercisable within 60 days. These shares are held by four limited partnerships, of which Kayne Anderson Investment Management is General Partner.

(9) Includes 200,000 shares which are subject to an option granted under agreement dated October 1, 1985 in favor of John T. Chandler. Includes 4,483,333 shares issuable upon exercise of options and 2,400,000 shares issuable upon exercise of stock purchase warrants exercisable within 60 days.

(10) Includes 945,000 shares issuable upon conversion of Series A Preferred Stock.

               PROPOSAL 1 - ELECTION OF DIRECTORS


Board of Directors and Committees
- ---------------------------------

          Under the Certificate of Incorporation, as amended, and the Amended and Restated Bylaws of the Company, the Board of Directors is divided into three classes of directors serving staggered three-year terms, with one class of directors to be elected at each annual meeting of shareholders and to hold office until the end of their term or until their successors have been elected and qualified. The current Class III directors, whose terms of office expire at the Meeting are Messrs. John T. Chandler and Fred Hofheinz; the current Class I directors are Messrs. David A. Melman, Sir Michael Palliser and Arthur W. Hummel, Jr. and the current Class II Messrs. Marsden
W. Miller, Jr., Edmund McIlhenny, Jr. and Francis  J. Reinhardt, Jr.

          The Board held four meetings in 1995. The average attendance by directors at these meetings was 86 percent, and all directors attended 95 percent of the Board and Committee meetings they were scheduled to attend.

          Under Delaware law and the Amended and Restated Bylaws, incumbent directors have the power to fill any vacancies  on the  Board  of  Directors, however occurring,
whether  by  an increase  in  the  number  of directors,  death,
resignation, retirement,     disqualification,   removal   from
office or otherwise.   Any  director elected by  the  Board  to
fill a vacancy would hold office for the unexpired term of the director whose place has been filled; except that a director elected to fill a newly created directorship resulting from an increase in the number of directors, whether elected by the Board or shareholders, would hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred or until his successor is elected and qualified. If the size of the Board is increased, the additional directors would be apportioned among the three classes to make all classes as nearly equal as possible.

     Pursuant to the terms of an agreement dated April 17, 1992 between the Company and China Investment & Development Co., Ltd. ("CIDC"), the Company granted to CIDC the right to appoint a nonvoting observer to the Company's Board of Directors so long as CIDC owns at least 16,667 shares of Series B Preferred Stock or their equivalent in Common Stock on an as converted basis. To date CIDC has not exercised this right.

     There are no arrangements or understandings with any directors pursuant to which he has been elected a director nor are there any family relationships among any directors or executive officers.

     The  Company  has an Executive Committee, whose  present
members  include  Messrs. Miller, Chandler  and  Melman.   The
Committee  met four times during 1995 and, subject to  certain statutory limitations on its authority, has all of the  powers of the  Board of Directors while the Board is not in session, except the power to declare dividends, make and alter Bylaws, fill
vacancies  on the Board or the Executive  Committee,  or change the membership of the Executive Committee.  The Company also  has a Compensation Committee whose present members  are Messrs.
Palliser,  Hofheinz  and  Hummel.  The  Compensation Committee
met once in 1995.   It is charged with the responsibility of
administering and interpreting the Company's stock  option  plans;
it also recommends to the Board the compensation of employee-directors, approves the compensation of other executives and recommends policies dealing with compensation and personnel engagements. The Company also has an Audit Committee whose present members are Messrs. Hofheinz, Hummel and Palliser. The Audit
Committee met once  in  1995. It reviews with the independent auditors
the general scope of audit coverage.   Such review includes consideration
of the Company's accounting  practices,  procedures  and  system  of
internal accounting  controls.   The Audit Committee also recommends
to the Board the appointment of the Company's independent auditors engaged by the Company. The Company has no standing nominating committee, the functions customarily attributable to such committee being performed by the Board of Directors as a whole.

Nominees for Directors and Recommendation of the Board
- ------------------------------------------------------

     Messrs. John T. Chandler and Fred Hofheinz have been nominated by the Board for election as Class III directors, to hold office for three-year terms expiring at the 1999 annual
meeting   of  shareholders,  or  in  all  cases  until   their
successors are elected and qualified. Unless authority to vote for election of directors (or for one or all nominees) shall have been withheld in the manner provided in the accompanying proxies, the votes represented by such proxies will be cast for the election of the nominees set forth herein, or for one or more substitute nominees recommended by the Board of Directors in the event that, by reason of contingencies not presently known to the Board of Directors, one or all nominees should become unavailable for election. The affirmative vote of a plurality of the votes cast at the Meeting by shareholders present in person or by proxy, a quorum being present, is required for the election of such directors. The Board of Directors recommends that shareholders vote FOR the nominees for election as Class III directors.

Biographical Information
- ------------------------

     Set forth below is a brief biographical summary of the nominees for election as directors, each of whom presently serves as a director.

     JOHN T. CHANDLER, sixty-three years old, is President of the Company and Chairman and Chief Executive Officer of XCL-China
Ltd., a wholly owned subsidiary of the Company responsible for the Company's operations in the PRC. He joined the  Company  in
June 1982, becoming a director in  May  1983. From  1976  until he joined the Company, he was  the  Managing Partner of the Oil and Gas Group of GSA Equity, Inc., New York and director of Executive Monetary Management, Inc., the parent company of GSA Equity, Inc. From 1972 to 1976, he was director and Vice President of Exploration and Production of Westrans Petroleum, Inc. and a
director of a  number  of  its subsidiaries.   During  1971 and  1972,
he was a petroleum consultant and manager of the oil department of Den Norske Creditbank in Oslo, Norway. Mr. Chandler was Vice President and Manager of the Petroleum Department of the Deposit Guaranty National Bank in Jackson, Mississippi from 1969 to August 1971 and, from 1967 to February 1969, was a petroleum engineer first for First National City Bank and then The Bank of New York. From March 1963 to July 1967, he was employed by
Ashland Oil and Refining Company as a petroleum engineer. From
1959 to 1963, he held the same position with United Producing Company, Inc., which was acquired by Ashland Oil.

     Mr. Chandler graduated from the Colorado School of Mines with a Professional degree in petroleum engineering and is a Registered Professional Engineer in the States of Colorado and Texas, a member of the Society of Petroleum Evaluation Engineers and a member of AIME.

     FRED HOFHEINZ, fifty-eight years old, is an attorney at law in Houston, Texas. From 1984 to 1987, he served as President of Energy Assets International Corporation, a fund management company, now a subsidiary of Torch Energy Advisors, then served as a consultant to Torch Energy Advisors until 1989. Mr. Hofheinz also served as the Mayor of Houston, Texas from 1974 to 1978. He, along with his family, developed the Astrodome in Houston, and owned the Houston Astros baseball team until 1974. He is founder and director of United Kiev Resources, Inc., an oil and gas production company operating in the Republic of the Ukraine in the name of its wholly owned subsidiary, Carpatsky Petroleum Company. Mr. Hofheinz earned a Ph.D. degree in Economics from the University of Texas and his law degree from the University of Houston. He was appointed as a director by the Board at a meeting held March 21, 1991.

     The following pages contain biographical information concerning the directors whose terms of office will expire after the Meeting.

     MARSDEN  W.  MILLER, JR., fifty-four years old,  is  the
Chairman and Chief Executive Officer of the Company, as well as a director, and has held the positions of Chief Executive Officer and director since its incorporation. Prior to 1981, from 1964, Mr. Miller engaged in the oil business as an
independent,   was  an  officer  in  various  oil   companies,
principally Westrans Industries, Inc. from 1970 to 1973, Meridian Minerals, Inc. from 1973 to 1976, and Miller Coal Services, Inc. and its subsidiaries from 1979 to 1981, and practiced law.

     DAVID A. MELMAN, fifty-three years old, is Executive Vice President, General Counsel and Secretary of the Company and, since September 14, 1987, a director of the Company. Prior to joining the Company in December of 1983, he held senior management positions with an oil and gas venture capital partnership sponsored by Citibank N.A. (since May 1981) and with Energy Assets International Corporation from September 1978 to May 1981. His professional experience includes the practice of law with Burke & Burke (1969-1971) and of accountancy with Coopers & Lybrand (1968-1969). He is a member of the New York State Bar and is a director of Sheffield Exploration Company, Inc., an American Stock Exchange listed company. Mr. Melman holds a B.S. degree in economics and J.D. and LL.M (taxation) law degrees.

          EDMUND  McILHENNY,  JR., fifty  years  old,  joined
the Company  in  August 1991, as President of XCL  Land,  Ltd.,
a wholly  owned subsidiary of the Company.   From 1972 to  1974,
he  was  involved  in  the practice of  law  in  New  Orleans,
Louisiana.   From 1975, Mr. McIlhenny held various administrative
positions with E. McIlhenny's Son Corporation, and subsidiaries, involved primarily in the manufacture of TABASCO (registered trademark), including Vice President, Secretary and a director, as well as a member of its Executive Committee. From 1984 to the present, he has been a director, member of the Executive
Committee and Land Management Committee, and in 1988 was elected Vice President and Secretary, of Vermilion Corporation, a land holding company located in Abbeville, Louisiana.
Mr. McIlhenny is a graduate of the University of North Carolina at Chapel Hill with a B.A. degree and the Tulane University School of Law with a J.D. degree. Mr. McIlhenny was elected a director in June 1990. Effective February 1, 1996, Mr. McIlhenny resigned as President of XCL Land, Ltd.

     ARTHUR W. HUMMEL, JR., seventy-five years old, a director since April 1994, has been active in consulting with firms doing business in East Asia, and participating in academic and scholarly conferences in the U.S. and in the East Asia region since his retirement, after thirty five years of service, from the State Department in 1985. He is a member and trustee of many academic, business, and philanthropic organizations involved in international affairs.

          Mr. Hummel was born in China. After education in the U.S. he returned to China prior to Pearl Harbor.
After internment by the Japanese he escaped and fought with Chinese guerrillas behind the Japanese lines in north China until the end of the war.

          He obtained an M.A. (Phi Beta Kappa) in Chinese studies from the University of Chicago in 1949, and joined the
State Department  in  1950.   His early foreign assignments
include Hong Kong, Japan and Burma. He was Deputy Director of the Voice of America in 1961-1963; Deputy Chief of Mission of the American Embassy in Taiwan, 1965-1968; Ambassador to
Burma, 1968-1970; Ambassador to Ethiopia, 1975-1976; Ambassador to Pakistan, 1977-1981; and Ambassador to the People's Republic of China, 1981-1985. He was Assistant Secretary of State for East Asia 1976-1977. He has received numerous professional awards from within and outside the Government.

     SIR MICHAEL PALLISER, seventy-three years old, a director since April 1994, was until his retirement in March 1996, Vice Chairman of Samuel Montagu & Co. Limited, the merchant bank which was owned by Midland Bank, of which he was Deputy Chairman from 1987 to 1991, and which is now part of the Hong Kong & Shanghai Banking Corporation. He was Chairman of Samuel Montagu from 1984 to 1993. In 1947, he joined the British Diplomatic Service and served in a variety of overseas and Foreign Office posts before becoming head of the Planning Staff in 1964-1966, Private Secretary to the Prime Minister, 1966-1969, Minister in the British Embassy in Paris, 1969 1971, and the British Ambassador and Permanent Representative to
the  European Communities in Brussels from 1971-1975.     He
was, from 1975 until his retirement in 1982, Permanent Under Secretary of State in the Foreign and Commonwealth Office, and Head of the Diplomatic Service. From April to July 1982, he was a special adviser to the Prime Minister in the Cabinet Office during the Falklands War. He was appointed a Member of the Privy Council in 1983. Effective December 31, 1995, Mr. Palliser resigned as President of the China-Britain Trade Group and a director of the UK-Japan 2000 Group, and effective February 29, 1996, he resigned as Deputy Chairman of British
Invisibles.   Mr.  Palliser  currently  is  a  member  of  the
Trilateral Commission, a director of the Royal National Theatre, and Chairman of the Major Projects Association, designed to assist in and for the handling of major industrial projects. He is a former Director of BAT Industries, Bookers, Eagle Star, Shell and United Biscuits.

          Sir  Michael Palliser was educated at Wellington
College and Merton College, Oxford. He saw wartime service in the British Army with the Coldstream Guards.

          FRANCIS J. REINHARDT, JR., sixty-six years old, is a partner in the New York investment banking firm of Carl H. Pforzheimer & Co. Mr. Reinhardt has been a partner in the firm for 30 years and has held various positions, specializing in independent oil and gas securities, mergers and acquisitions, placements participation and institutional sales since 1956. Mr. Reinhardt holds a B.S. degree from Seton Hall University
and  received  his  M.B.A.  from  New  York  University.   Mr.
Reinhardt  is  a  member of the New York Society  of  Security
Analysts, is a member of and has previously served as president of the Oil Analysts Group of New York, is a member and past president of the National Association of Petroleum
Investment   Analysts  and  is  a  member  of  the   Petroleum
Exploration Society of New York. Mr. Reinhardt also serves as a director of Mallon Resources Corporation, a NASDAQ traded
petroleum  and  mining company, as well as several   privately
held companies. Mr. Reinhardt was appointed as a director of the Company by the Board at a meeting held December 11, 1992.

Compliance with Section 16(a) Filing Requirements
- -------------------------------------------------

          To the Company's knowledge, instances of failure to
file reports  with  respect to reportable transactions  during the year ended December 31, 1995, as required by Section 16(a)
of the Exchange Act are as follows:
                                                    Known
                           Reports    Number of   Failure to    Number of
  Reporting Person       Filed Late  Transactions  File Form   Transactions
- ----------------------   ----------  ------------ ----------   ------------
R. Thomas Fetters, Jr.     Form 4          1         Form 4        1 (b)
E. McIlhenny, Jr.             -            -         Form 4        1 (b)
Pamela G. Shanks (a)          -            -         Form 4        1 (b)
Roy Chase                     -            -         Form 4        1 (b)
M. W. Miller, Jr.          Form 4          1           -             -
___________
(a) A former officer of the Company and wife of Edmund McIlhenny, Jr., a director of the Company.
(b)  Did not file upon resignation as an officer of the Company.

     All other reporting persons who are officers or directors of the Company have provided the Company with written representations that no Form 5 filing was required in that all reportable transactions were timely filed on the appropriate forms.

Executive Compensation
- ----------------------

     The following table sets forth information regarding the total compensation of the Chief Executive Officer and each of the four most highly compensated executive officers of the Company at the end of 1995, as well as the total compensation paid to each such individual for the Company's two previous fiscal years. Each of the named individuals has held his/her respective office throughout the entire fiscal year.

                                         Summary Compensation Table

                                                                  Long Term Compensation
                                                           ------------------------------------
                                      Annual Compensation        Awards              Payouts
                                    ---------------------  ------------------  ----------------
       (1)                                   (2)    (3)       (4)      (5)      (6)
                                                    Other  Restricted
    Name and                                        Annual    Stock   Options/  LTIP  All Other
    Principal                        Salary  Bonus  Compen-  Awards     SARs   Payout  Compen-
    Position               Year        ($)    ($)   sation     ($)       (#)     ($)  sation ($)
- ------------------------   ----      ------  -----  ------  --------- -------- ------ ----------

M.W. Miller, Jr.           1995      150,000   --     --        --        --      --     --
 Chairman and              1994      150,000   --     --        --    1,625,000   --     --
 Chief Executive Officer                                              1,875,000
                                                                        525,000
                           1993      168,750   --     --        --        --      --     --

John T. Chandler(7)(8)     1995      150,000   --     --        --      120,000   --     --
 President; Chairman and   1994      150,000   --     --        --      470,000   --     --
 Chief Executive Officer                                              1,025,000                                      0
 of XCL-China, Ltd.                                                     100,000
                           1993      168,750   --     --        --        --      --     --

David A. Melman (9)        1995      150,000   --     --        --      300,000   --     --
 Executive Vice President  1994      150,000   --     --        --      470,000   --     --
 General Counsel and                                                  1,025,000                                                0
 Secretary                                                              100,000
                           1993      168,750   --     --        --         --     --     --

Pamela G. Shanks (10)      1995      128,600   --     --        --         --     --     --
 Vice President-Finance    1994      128,600   --     --        --         --     --     --
 Chief Financial Officer                                                500,000
 and Treasurer                                                           21,400
                           1993      144,050   --     --        --         --     --     --

Danny M. Dobbs             1995      116,250   --     --        --         --     --     --
 Executive Vice President  1994      110,000   --     --        --      148,000   --     --
 and Chief Operations      1993      106,083   --     --        --         --     --     --
 Officer

- ------------
(1)  Prior to April 1, 1994, each executive was employed under an  agreement  with the Company which  provided  that  if
     his/her   employment   was  terminated   prior   to   the
     agreement's   termination  under  certain  circumstances
     he/she would receive compensation for thirty months. Such employment agreements were surrendered, effective April 1, 1994, in exchange for stock purchase warrants (see "Employment Agreements" below).
(2)  Effective  March 30, 1994, the Management Incentive  Plan
     was terminated.
(3) Excludes the cost to the Company of other compensation that, with respect to any above named individual, does not exceed the lesser of $50,000 or 10 percent of such individual's salary and bonus.
(4) Although the Company's Long Term Stock Incentive Plan permits grants of restricted stock and stock appreciation rights, no grants of those incentive awards have been made.
(5) The first amount represents awards of stock options granted under the Company's Long Term Stock Incentive Plan. The second amount represents the number of five-year stock purchase warrants, received upon surrender of an employment agreement with the Company, determined based upon a formula whereby each of the individuals were to be offered a warrant, based upon the length of time of employment with the Company, for a maximum of two shares of Common Stock for each dollar of compensation remaining to be paid to such individual under his or her agreement (based upon the product of his or her highest monthly base salary and the number of months remaining under his or her contract), at an exercise price of $1.25 per share.
     The third number represents five-year stock purchase warrants, received for each dollar of salary reduction for the fifteen-month period commencing January 1, 1993 through March 31, 1994, determined based on the same formula and at the same exercise price used in the granting of warrants upon surrender of the employment agreements. (See "Employment Agreements" below.)
(6)  No  payments  have been made in respect of the  Company's
     Shareholder   Value  Performance  Plan.  The  measurement
     period for compensation under such plan ended on December
     31, 1993, and the Plan was terminated pursuant to its terms.
 (7) XCL-China Ltd. is a wholly owned subsidiary of the Company which manages the Company's operations in the PRC.
 (8) Mr. Chandler was granted 120,000 options to replace options granted in 1984 which expired unexercised in December 1994.
 (9) Mr. Melman was granted 120,000 options to replace options granted in 1984 which expired unexercised in December 1994, and 180,000 options to replace options granted in 1985 which expired unexercised in March 1995.
(10) Ms. Shanks commenced employment on October 8, 1992.
     As part of her employment package she was awarded 360,000 options. Effective February 1, 1996, Ms. Shanks resigned as an officer of the Company.

Stock Options
- -------------

          The Company currently maintains seven stock option plans which were adopted by shareholders at various times commencing in 1985. All of the plans are administered by the Compensation Committee and provide for the granting of options to purchase shares of Common Stock to key employees and directors of the Company, and certain other persons who are not employees of the Company but who from time to time provide substantial advice or other assistance or services to the Company.

          The most recent stock option plan was adopted on June 2, 1992, by shareholders who approved the Long Term Stock Incentive Plan ("LTSIP"). The LTSIP was adopted with the view of conforming the Company's plans to certain regulatory changes adopted by the SEC and affording holders of previously granted options the opportunity to exchange their options for equivalent options under the LTSIP.

          The LTSIP authorizes the Compensation Committee to grant stock options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986 as amended ("ISOs"), options which do not qualify under such tax provision ("NSOs"), "ROs" (i.e., the granting of additional options, where an employee exercises an option with previously owned stock, covering the number of shares tendered as part of the exercise price), "RSAs" (i.e., stock awarded to  an employee  that  is subject to forfeiture in  the  event of a premature termination of employment, failure of the Company to meet certain performance objectives or other conditions),
"PUs"   (i.e.,   share-denominated  units  credited   to     the
employee's account for delivery or cash-out at some future date based upon performance criteria to be determined by the Compensation Committee) and "tax withholding" (i.e., where the employee has the option of having the Company withhold shares on
exercise   of   an  award  to  satisfy  tax   withholding
requirements).

          The LTSIP also formally incorporates resolutions previously adopted by the Board regarding one-time grants of NSOs covering 100,000 shares to each new non-employee director upon his taking office.

          The Compensation Committee develops administration guidelines from time to time which define specific eligibility criteria, the types of awards to be employed, and the value of such awards. Specific terms of each award, including minimum performance criteria which must be met to receive payment, are provided in individual award agreements granted each award recipient. Key employees and other individuals who the Committee deems may provide a valuable contribution to the success of the Company and its affiliates will be eligible to
participate  under  the  Plan.   Award  agreements generally
contain change-in-control provisions.

          Under the LTSIP, the Compensation Committee determines the option price of all NSOs and ISOs; provided, however, in the case of ISOs, the option price shall not be less than the fair market value of the Common Stock on the date of grant. Such "fair market value" is the average of the high and low prices of a share of Common Stock traded on the relevant date, as reported on the American Stock Exchange, or other national securities exchange or an automated quotation system.

          On July 1, 1994, the shareholders approved amendments to the LTSIP to increase the number of shares reserved for issuance under the Plan by an additional 1,500,000 shares to an aggregate of 16.5 million and corresponding amendment to the Plan increasing the limitation on the total number of shares subject to options that can be granted to directors to 13,200,000 of which 3,300,000 shares may be granted to non-employee directors.

          The  closing price of the Company's Common Stock on
the American  Stock  Exchange on April 10,  1996  was  $.3125
per share.

          The following tables set forth, for those persons named in the "Summary Compensation Table" information on stock options granted during 1995 and all stock options outstanding as of December 31, 1995.

              Option/SAR Grants in Last Fiscal Year

                                                                      Potential Realizable Value
                                                                       at Assumed Annual Rates
                                     Individual Grants                  of Stock Price Appreciation
                        ---------------------------------------------- ----------------------------
         (a)              (b)        (c)           (d)       (e)             (f)        (g )
                                  % of Total
                                   Options/
                                     SARs
                                  Granted to
                        Options/  Employees in Exercise or
                          SARs       Fiscal     Base Price Expiration
        Name           Granted(#)   Year (3)    ($/Share)     Date      0%($)    5%($)   10%($)
- ---------------------- ---------- ------------ ----------- -----------  -----    -----   ------
Marsden W. Miller, Jr.     --          0%           --         --         --        --      --
John T. Chandler       120,000 (1)    18%          1.25     03/31/99   (52,500)    8,817  936,324
David A. Melman        120,000 (2)    44%          1.25     03/31/99   (52,500)    8,817  936,324
                       180,000 (2)                 1.25     06/13/05  (157,500) (115,050) (49,922)
Pamela G. Shanks ($)      --           0%           --         --         --        --      --
Danny M. Dobbs            --           0%           --         --         --        --

_________________
(1) Mr. Chandler was granted 120,000 options to replace options granted in 1984 which expired unexercised in December 1994.
(2) Mr. Melman was granted 120,000 options to replace options granted in 1984 which expired unexercised in December 1994, and 180,000 options to replace options granted in 1985 which expired unexercised in March 1995.
(3) Represents the percentage of all options and warrants granted to employees in the fiscal year.
(4) Effective February 1, 1996, Ms. Shanks resigned as an officer of the Company.


      Aggregated Option/SAR Exercises In Last Fiscal Year and
                 Fiscal Year-End Option/SAR Values

        (a)                 (b)      (c)         (d)              (e)

                                               Number of Securities       Value of Unexercised
                          Shares              Underlying Unexercised         in-the-Money
                         Acquired                Options/SARs at             Options/SARs at
                            on      Value       Fiscal Year-End(#)       Fiscal Year-End($)(3)
                         Exercise  Realized  --------------------------  -------------------------
        Name                (#)      ($)     Exercisable  Unexercisable  Exercisable Unexercisable
- ----------------------   --------  --------  -----------  -------------  ----------- -------------

Marsden W. Miller, Jr.       --      --      4,483,333(1)     541,667        --          --
                             --      --      2,400,000(2)        --          --          --
John T. Chandler             --      --        973,333(1)     156,667        --          --
                             --      --      1,125,000(2)        --          --          --
David A. Melman              --      --        973,333(1)     156,667        --          --
                             --      --      1,125,000(2)        --          --          --
Pamela G. Shanks (4)         --      --        360,000(1)        --          --          --
                             --      --        521,400(2)        --          --          --
Danny M. Dobbs               --      --        261,666(1)      49,334        --          --
                             --      --        582,000(2)        --          --          --

___________
(1) Represents options exercisable under the Company's Long Term Stock Incentive Plan at December 31, 1995.
(2)  Represents  the  aggregate  number  of  five-year   stock
     purchase warrants, received (a) upon surrender of an employment agreement with the Company, determined based upon a formula whereby each of the individuals were to be offered a warrant, based upon the length of time of employment the Company, for a maximum of two shares of Common Stock for each dollar of compensation remaining to be paid to such individual under his or her agreement (based upon the product of his or her highest monthly base salary and the number of months remaining under his or her contract), at an exercise price of $1.25 per share, and (b) for each dollar of salary reduction for the fifteen-month period commencing January 1, 1993 through March 31, 1994, determined based on the same formula and at the same exercise price used in the granting of warrants upon surrender of the employment agreements. (See "Employment Agreements" below.)
(3) At December 31, 1995, the Company's Common Stock price was lower than the option exercise prices.
(4) Effective February 1, 1996, Ms. Shanks resigned as an officer of the Company.

    These options were all awarded under the Company's Stock
Option Plans described above.

Section 401(k) Plan
- -------------------

    In 1989, the Company adopted an employee benefit plan under Section 401(k) of the Internal Revenue Code for the benefit of employees meeting certain eligibility requirements. The Company has obtained a favorable determination from the Internal Revenue Service regarding the tax favored status of the 401(k) plan. Employees can contribute up to 10 percent of their compensation. The Company, at its discretion and subject to certain limitations, may contribute up to 75 percent of the contributions of each participant.

Compensation of Directors and Other Arrangements
- ------------------------------------------------

    The Company reimburses its directors for their travel and lodging expenses incurred in attending meetings of the Board of Directors. Effective January 1, 1990, directors (other than Messrs. Hummel and Palliser and those directors who are officers of the Company) were paid an annual retainer of $18,000 plus a fee of $1,000 for each Board meeting attended. In addition, such directors were paid a fee of $1,000 for each committee meeting attended.

     In April 1994, the Company entered into separate consulting agreements with two directors of the Company, upon
their becoming  directors.   Each  of  the   agreements is
terminable by each of the parties thereto upon written notice and provides that the individuals will render consulting
services   to  the  Company  in  their  respective  areas of
expertise. Pursuant to the terms of the agreements, each of the directors will be entitled to receive compensation at the rate of $50,000 per annum, which includes the compensation they would otherwise be entitled to receive as directors and for attending meetings of the Board. In addition, pursuant to the terms of the LTSIP, each were granted stock options for 100,000 shares of Common Stock exercisable at $1.25 per share.

          During 1995 all regular employees were provided health insurance, a portion of the premium for which is paid by the Company, and life and disability insurance based upon a factor of the employee's base salary.

Employment Agreements; Termination of Employment and Change-in-
- ---------------------------------------------------------------
  Control Arrangements
  --------------------

          Effective April 1, 1994, Messrs. M.W. Miller, Jr.,
J.T. Chandler,  D.A.  Melman, D.M. Dobbs, R.T. Fetters,  Jr.,
R.C. Cline,  P.L. Dragon, and Ms. P.G. Shanks, in their
capacities as  executive and administrative officers of the
Company  and its  various subsidiaries agreed to surrender their employment agreements  in  consideration of the  issuance  of five  year warrants  to  purchase Common Stock at an  exercise price  of $1.25 per share, subject to customary anti-dilution
adjustments.  The  number  of  warrants   issued   to   such
individuals was determined based upon a formula whereby each of the individuals was offered a warrant to purchase, based upon the length of time of employment with the Company, a maximum of two shares of Common Stock for each dollar of compensation remaining to be paid to such individual under his or her agreement
(based upon the product of his or her highest monthly base salary and the number of months remaining under his or her agreement). Accordingly, Mr. Miller received warrants to purchase 1,875,000 shares; Mr. Chandler, 1,025,000 shares; Mr. Melman, 1,025,000 shares; Mr. Fetters, 875,000 shares; Mr. Dobbs, 575,000 shares; Mr. Dragon, 315,000 shares; Mr. Cline, 250,000 shares; and Ms. Shanks, 500,000 shares.

          Effective January 1, 1989, the Company adopted a policy addressing severance upon separation from the Company. Under this policy benefits due upon a "change-in-control" as therein defined, range from three months salary for employees with less than one year of service to twenty-four months salary for employees with more than ten years of service.

Report on Repricing of Options/SARs
- ------------------------------------

          During the fiscal year ended December 31, 1995, there were no repricings of stock options awarded to any of the named executive officers.

Compensation Committee Interlocks and Insider Participation
- -----------------------------------------------------------

          For  the  year  ended December 31, 1995,  the
following nonexecutive directors of the Company, served as members of the Compensation Committee of the Board of Directors:
Messrs. M. Palliser (Chairman), A.W. Hummel, Jr., F. Hofheinz and
F.J. Reinhardt,  Jr.   None of the members of the Compensation
Committee were formerly, nor are any members currently, officers or employees of the Company or any of its subsidiaries.

     Compensation Committee Report on Executive Compensation

          The  Compensation  Committee of the Board  of
Directors ("Committee") establishes the general compensation policies of the Company, establishes the compensation plans and specific compensation levels for executive officers and certain other managers, and administers the Stock Option Plans and Long Term Stock Incentive Plan. The Committee currently consists of four independent, non-employee directors: Messrs. M. Palliser, who serves as Chairman, Fred Hofheinz, Arthur W. Hummel, Jr. and Francis J. Reinhardt, Jr.

Compensation Policies and Philosophy
- ------------------------------------

          The Committee has determined that the compensation program of the Company should not only be adequate to attract, motivate and retain executives, key employees and other individuals who the Company believes may make significant contribution to the Company's results, but should also be linked to the value delivered to shareholders as reflected in the price of the Company's Common Stock.

          The  Committee  believes that the cash  compensation
of executive officers, as well as other key employees, should be competitive with other similarly situated companies while, within the Company, being fair and discriminating on the basis of personal performance. In general, in establishing total cash compensation for its executives, the Committee has taken into account the median cash compensation of executives employed by  competitors  including  some  of  the  companies reflected in  the  peer group identified in  the  Performance Graph found on page 84, which the Committee believes represent the Company's most direct competition for executive talent. The Committee receives recommendations from management as to executive
compensation  and,  in  light  of  the   Company's performance
and the economic conditions facing the Company, determines appropriate compensation levels for recommendation to the Board of Directors.  The Committee does  not  assign relative  weights to individual factors and criteria  used  in determining
executive  compensation and does not use quantifiable targets in
determining compensation.   For  1995, the  Company  did  not retain
the services of a compensation consulting firm.

          Awards of stock options are intended both to retain executives, key employees and other individuals who the Company believes may make significant contributions to the Company's results and to motivate them to improve long-term stock market performance. Options are granted at or above the prevailing market price and will have value only if the price of the Company's Common Stock increases. Generally, options have a term of ten years and vest one-third six months after grant, one-third one year after grant and the remaining onethird two years after grant.

     Effective January 1, 1994, Section 162(m) of the Internal Revenue Code of 1986 (the "Code") generally denies a tax deduction to any publicly-held corporation for compensation that exceeds $1 million paid to certain senior executives in a taxable year, subject to an exception for "performance-based compensation" as defined in the Code and subject to certain transition provisions. Gains on the exercise of non-qualified stock options granted through December 31, 1994, will be tax deductible under the transition rules. Restricted stock awards by definition granted after February 17, 1993, are not deductible. At present the Committee does not intend to recommend amendment to the Stock Option Plans to meet the restrictive requirements of the Code.

          The  Committee  believes  that annual  incentive
awards should be commensurate with performance. It further believes that in order to meet this objective it needs to have  the ability  to  exercise its judgment or discretion  to
evaluate performance against qualitative criteria.   It is the
Committee's opinion that the benefits to the Company of the use of a qualitative approach to the compensation of senior executives such as the Chairman outweigh the non-material loss of a portion of the deductions associated with that compensation.

     On  March 21, 1996, the Committee reviewed the Company's
1995  financial  results  and 1995 non-financial  goals.   The
Committee   acknowledged  that  while  financial  goals   were
negatively impacted by U.S. property write-downs, the non financial goals, (consisting of development of the Zhao Dong Block by drilling two successful wells and positioning the Company to expand its participation in the Chinese energy industry resulting from the July 17, 1995 agreement to participate in a lubricating oil joint venture and the December 14, 1995 letter agreement to participate in a coalbed methane joint venture) had been met and exceeded.

Company Performance and Chief Executive Officer Compensation
- -------------------------------------------------------------

          The Committee, in connection with determining the appropriate compensation for Marsden W. Miller, Jr. as Chief Executive Officer ("CEO"), took into account the financial condition of the Company,including its liquidity requirements. It determined that the CEO had been instrumental in causing the Company to secure the lube oil joint venture and initial agreements with the Coal Ministry to create the coalbed methane joint venture. Taking into consideration the current cash position and near-term requirements, the Committee determined that cash was unavailable for either salary increase or bonus.


Compensation of Other Executive Officers
- ----------------------------------------

     The Committee, in consultation with the CEO, applied the information and other factors outlined above in reviewing and approving the compensation of the Company's other executive officers.

March 21, 1996                     COMPENSATION COMMITTEE

                                   Michael Palliser, Chairman
                                   Arthur W. Hummel
                                   Fred Hofheinz
                                   Francis J. Reinhardt, Jr.

Shareholder Return Performance Presentation
- -------------------------------------------

     Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return on the Company's Common Stock against the AMEX Market Value Index for the years 1991 through 1995, with a peer group selected by the Company for the past five fiscal years. The peer group consists of the same independent oil and gas exploration and production companies used in last year's comparison, with the exception of DeKalb Energy Company which was acquired by Apache Corporation, namely: Alta Energy Corporation; Amerac Energy Corporation (formerly Wolverine Exploration Company); American Exploration Company; Bellwether Exploration Company; Brock Exploration Corporation; Tom Brown, Inc.; Caspen Oil, Inc.; Cobb Resources Corporation; Coda Energy, Inc.; Comstock Resources, Inc.; Crystal Oil Company; Edisto Resources Company; Energen Corporation; First Mississippi Corporation; Forest Oil Corporation; Geodyne Resources, Inc.; Global Natural Resources, Inc.; Goodrich Petroleum Corporation (formerly Patrick Petroleum Company); Hallador Pete Company; Hondo Oil & Gas Company; Kelley Oil & Gas Partners; Magellan Petroleum Corporation; Maynard Oil Company; McFarland Energy, Inc.; MSR Exploration Limited; Numac Energy, Inc.; Pacific Enterprises; Penn Virginia Corporation; Plains Resources, Inc.; Presidio Oil; Wainoco Oil Corporation; Wichita River Oil; and Wiser Oil Company. The relevant information with respect to the peer group was furnished by Standard & Poors Compustat Service. The graph assumes that the value of the investment in the Company's Common Stock and the peer group stocks was $100 on January 1, 1990 and that all dividends were reinvested.

                                 [GRAPH]

                 1991      1992      1993      1994      1995
                Return    Return    Return    Return    Return
                ------    ------    ------    ------    ------
     XCL         34.62     69.23     34.62     50.00     25.00
 Peer Group      79.34     63.77     77.72     77.47     97.86
     AMEX       128.21    129.57    154.86    140.83    178.45

Certain Relationships and Related Transactions
- ----------------------------------------------

          During 1994, the Company was sued in an action entitled Kathy M. McIlhenny vs. The Exploration Company of Louisiana, Inc. (15th Judicial District Court, Parish of Lafayette, Louisiana, Docket No. 941845). Kathy McIlhenny, former wife of a director of the Company, has asserted a claim in the aggregate amount of approximately $.5 million in respect of compensation for certain services alleged to have been performed on behalf of the Company and under an alleged verbal employment agreement and, by amendment, asserted a claim for payments arising from purported rights to mineral interests. The Company believes that such claim is without merit and rejects the existence of any such alleged agreement.

           As   a  matter  of  policy  the  Company  approves
all transactions involving insiders through the majority vote of disinterested directors.

                       PROPOSAL 2 -APPROVAL OF
        AMENDMENT TO ARTICLE FOURTH OF THE CERTIFICATE OF
              INCORPORATION TO INCREASE THE NUMBER OF
                  AUTHORIZED SHARES OF THE COMPANY

          On March 21, 1996, the Company's Board of Directors unanimously adopted a resolution recommending that the Company's shareholders adopt an amendment to the Company's Certificate of Incorporation to increase the authorized Common Stock of the Company from 350,000,000 shares to 500,000,000 shares, par value $.01 per share, and increase the authorized Preferred Stock of the Company from 1,200,000 shares to 2,400,000 shares, par value $1.00 per share.

          The proposed amendment will be submitted to the shareholders for approval at the Meeting in substantially the following form:

                "That Article FOURTH of the Certificate of Incorporation of the Corporation be and the same hereby is amended to provide that the total number of shares and the par value, if any, of each class of stock which the Corporation is authorized to issue shall be 2,400,000 shares of Preferred Stock, par value $1.00 per share, and 500,000,000 shares of Common Stock, par value of $0.01 per share, and that the Board if Directors be and hereby is authorized to issue all or any part of the unissued shares of Preferred Stock and Common Stock thus authorized without further action by the stockholders, unless such action is required by law or by the rules of any stock exchange on which the Corporation's securities are then listed."

     As of April 10, 1996, there were reserved an aggregate of
(i) 14,875,334 shares of Common Stock subject to outstanding options; (ii) 12,584,124 shares issuable upon conversion of the Company's outstanding Series A Preferred Stock; (iii) 34,848,229 shares issuable upon exercise of the Company's outstanding warrants; (iv) 3,940,244 shares issuable upon redemption of the Company's outstanding Series B Preferred Stock; and (v) 18,036,764 shares issuable in connection with contractual obligations. Under the terms of certain outstanding securities and warrants, which are not respectively convertible or exercisable until after November 30, 1996, the Company is required to reserve a sufficient number of shares of Common Stock to enable such securities to be so converted and exercised. Currently, the Company has an insufficient number of shares available to satisfy these obligations. If the Company fails to have such shares duly authorized or otherwise available for issuance, the Company will be subject to certain penalties.

          The proposed amendment would increase the number of authorized shares of Preferred Stock of the Company by 1,200,000 to 2,400,000 shares, however, would not affect the right of the Board of Directors to issue Preferred Stock in one or more series having such designations, preferences, and relative rights, qualifications and limitations as it may fix by resolution at the time of issuance. The Company is seeking to increase its authorized Preferred Stock in order to among the other reasons discussed below, to facilitate the payment of dividend on the Series A and E Preferred Stock in kind as permitted under such Stock in lieu of cash dividends. The shareholders have previously authorized the Board to issue all of the presently authorized but unissued shares of Common Stock and Preferred Stock of the Corporation, and it is proposed that such authorization be extended to include the additional shares of Common Stock and Preferred Stock proposed to be authorized.

          The  Board  of  Directors  believes  that  it  would
be desirable to have additional shares of Common and Preferred Stock that would be authorized by the proposed amendment available for issuance in connection with possible future
stock    dividends   or   splits,   financing    transactions,
acquisitions  of  other  companies  or  business   properties,
employee benefit plans and other proper corporate purposes. Having such additional authorized shares available will give the Company greater flexibility by permitting such shares to be issued without the expense or delay of a special meeting of the shareholders. Such delay might deprive the Company of the flexibility the Board views as important in effectively using the Company's shares. These additional shares of Common and Preferred Stock will be available without further action by the shareholders, unless such action is required by applicable law or the rules of the American Stock Exchange or The London Stock Exchange Limited (the "London Stock Exchange"). Such rules require stockholder approval as a prerequisite to the listing of shares in several instances, including for certain stock option plans, and under the rules of the American Stock Exchange, for acquisition transactions where the present or potential issuance of shares could result in an increase in the number of shares of Common Stock outstanding of 20 percent or more.

     The Board currently has no agreements or arrangements for the future issuance of additional shares of Common Stock, other than the issuance of shares pursuant to the exercise of employee stock options or other stock-related employee benefit plans or upon the conversion or exercise of outstanding convertible and redeemable securities, options and warrants.

     The additional shares of Common Stock for which authorization is sought would become part of the existing class of Common Stock and, when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. The holders of Common Stock do not have preemptive rights to subscribe for any of the Company's securities and will not have any such rights to subscribe for the additional Common Stock proposed to be authorized. If the proposed amendment is adopted by the shareholders, each certificate representing shares of Common Stock, par value $.01 per share, issued and outstanding or held in the treasury of the Company will represent the same number of shares of Common
Stock  having  a  par  value  of  $0.01  per   share.
Certificates representing outstanding shares of Common Stock should be retained by the holder and should not be forwarded to the Company or its transfer agent.

     The increase in the number of authorized shares of Common or Preferred Stock is not designed to deter or prevent a change in control of the Company. However, under certain circumstances the issuance of additional shares of Common or Preferred Stock could be used to make a change in control more difficult if the Board caused such shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of
the Company   and  its  stockholders.   In   addition, the
availability of the additional shares might theoretically discourage an attempt by another person or entity to acquire
control   of  the  Company  through  the  acquisition   of   a
substantial number of shares of Common or Preferred Stock, since the issuance of such shares could dilute the stock ownership of such person or entity. Pursuant to the rules of the London Stock Exchange, no issue of shares of Common Stock will be made which would effectively alter the control of the Company without prior approval of the shareholders in general meeting. Pursuant to the rules of the American Stock Exchange the sale or issuance of Common Stock (or securities convertible into Common Stock) including securities reserved for issuance upon exercise of certain options to management, will require shareholder approval in certain cases as a prerequisite to listing such securities on such Exchange.

       Wholly  apart  from this proposed amendment,  the
Board could issue  a  series  of Preferred Stock  with
rights  and preferences that might similarly impede or
discourage proposed mergers,  tender offers, or attempts
to gain  control of the Company.  In  addition,  the  Certificate of Incorporation contains a so-called "fair price" provision and provides for a classified Board each of which could be viewed as discouraging some attempts to obtain control of the Company.
Under the "fair price" provision, an affirmative vote of 67 percent or more of the Company's voting stock is required for business
combinations  between  the  Company   and   an   "interested
stockholder" unless the business combination is approved by the Board of Directors or a minimum price is received by all stockholders and certain other conditions are met.

     The Board has no present intention of issuing additional shares of Common or Preferred Stock for any of the purposes described in the two immediately preceding paragraphs.

     The Board of Directors recommends that shareholders vote FOR Proposal 2. The affirmative vote of the holders of a majority of the shares of Common, Series A Preferred Stock, and Series B Preferred Stock outstanding and entitled to vote at the Meeting, voting together as a single class, is required to approve this proposal. Consequently, any shares not voted (whether by abstention or broker non-votes) have the same
effect   as   votes  against  Proposal  2.  Unless   otherwise
instructed the proxies will be voted "FOR" approval of the proposal.


                      INDEPENDENT AUDITORS

          The Board of Directors of the Company, upon the recommendation of the Audit Committee, appointed the firm of Coopers & Lybrand to serve as independent accountants of the Company for the fiscal year ending December 31, 1996. Coopers & Lybrand has served as independent accountants of the Company since its inception and is considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity.

     One or more representatives of Coopers & Lybrand will be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

                         SHAREHOLDERS' PROPOSALS FOR
                    1997 ANNUAL MEETING OF SHAREHOLDERS

     Pursuant to Rule 14a-8(a)(3)(i) promulgated by the U.S. Securities and Exchange Commission, proposals of shareholders intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company a reasonable time prior to the solicitation of proxies for such meeting to be eligible for inclusion in the Company's proxy statement and proxy relating to that meeting. Assuming the 1997 annual meeting of shareholders is held on May 20, 1997, as provided in the Bylaws, proposals of shareholders intended to be presented at that meeting should be received by the Company prior to January 21, 1997.

                         OTHER BUSINESS

     The Board of Directors of the Company knows of no other matters to come before the Meeting, other than those set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. However, if any other matters should properly come before the Meeting, it is the intention of the persons named in the accompanying proxies to vote such proxies as in their discretion they may deem advisable.

                          ANNUAL REPORT

          The Annual Report of the Company for the fiscal year ended December 31, 1995, has been mailed to shareholders on or about May [13], 1996. The Annual Report does not form any part of the material for solicitation of proxies.

                     ADDITIONAL INFORMATION

          The form of proxy and Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.

                              Yours sincerely,


                              MARSDEN W. MILLER, JR. Chairman
                              and Chief Executive Officer

May [13], 1996

                            XCL LTD.
                    (a Delaware corporation)

                        COMMON STOCK PROXY
                     FOR THE ANNUAL MEETING
                         OF SHAREHOLDERS
                    TO BE HELD JUNE 26, 1996

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Marsden W. Miller, Jr. and David A. Melman, and either of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all shares of Common Stock of XCL Ltd. (the "Company") held of record by the undersigned on May 3, 1996, at the Annual Meeting of Shareholders to be held in the Offshore Room of the Petroleum Club of Lafayette, located at 111 Heymann Boulevard, Lafayette, Louisiana Wednesday, June 26, 1996 at 10:00 AM, Central Daylight Savings Time, and any adjournments thereof, on the matters set forth on the reverse side.

           THE MATTERS TO BE VOTED UPON, THE INSTRUCTIONS AND
           A SPACE FOR YOUR VOTE AND SIGNATURE ARE SET FORTH
                         ON THE REVERSE SIDE.
               PLEASE VOTE, SIGN AND RETURN PROMPTLY.

If this proxy is properly executed, the shares of Common Stock represented thereby will be voted for items 1 and 2 in accordance with the instructions on this proxy. If no instructions are given, such shares will be voted FOR the election of all nominees for director, FOR approval of the amendment to the Company's Certificate of Incorporation and in the discretion of the proxies upon any other matter which may properly come before the meeting.

Proposal 1.   The election of two (2) directors to be designated as
              Class III directors to serve a three-year term until the 1999 Annual Meeting of Shareholders, to wit:

              John T. Chandler and Fred Hofheinz.

              [    ]               FOR ALL NOMINEES
              [    ]               WITHHOLD FOR ALL NOMINEES

              TO WITHHOLD VOTE on any nominee write the nominee's name in the space below.
              ______________________________________________________________


Proposal 2.   The approval of the amendment to Article FOURTH of the
              Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 350,000,000 to 500,000,000 shares, and to increase the number of authorized shares of Preferred Stock from 1,200,000 to 2,400,000 shares.

              [   ]   FOR       [   ]  AGAINST     [   ]   ABSTAIN

Proposal 3.   In  their  discretion, to vote upon such other business as may properly come before the meeting.

Receipt  is acknowledged of the Proxy Statement dated  May  [13], 1996.

THIS PROXY MUST BE SIGNED AS NAME APPEARS HEREON. Executors, administrators, trustees, etc., should give full title as such.
If the signer is a corporation, please sign full corporate name by a duly authorized officer.

                              ___________________________________
                              DATE
                              ___________________________________
                              SIGNATURE
                              ___________________________________
                              SIGNATURE
I plan to attend the Annual Meeting of Shareholders:   Yes [ ]  No [  ]

                            XCL LTD.
                    (a Delaware corporation)

                              SERIES A PREFERRED
                                STOCK PROXY
                 FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JUNE 26, 1996

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Marsden W. Miller, Jr. and David A. Melman, and either of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all shares of Series A Preferred Stock of XCL Ltd. (the "Company") held of record by the undersigned on May 3, 1996, at the Annual Meeting of Shareholders to be held in the Offshore Room of the Petroleum Club of Lafayette, located at 111 Heymann Boulevard, Lafayette, Louisiana Wednesday, June 26, 1996 at 10:00 AM, Central Daylight Savings Time, and any adjournments thereof, on the matters set forth on the reverse side.

       THE MATTERS TO BE VOTED UPON, THE INSTRUCTIONS AND
        A SPACE FOR YOUR VOTE AND SIGNATURE ARE SET FORTH
                       ON THE REVERSE SIDE.
             PLEASE VOTE, SIGN AND RETURN PROMPTLY.

If this proxy is properly executed, the shares of Series A Preferred Stock represented thereby will be voted for items 1 and 2 in accordance with the instructions on this proxy. If no instructions are given, such shares will be voted FOR the election of all nominees for director, FOR approval of the amendment to the Company's Certificate of Incorporation and in the discretion of the proxies upon any other matter which may properly come before the meeting.

Proposal 1.   The election of two (2) directors to be designated
              as Class III directors to serve a three-year terms until the 1999 Annual Meeting of Shareholders, to wit:

              John T. Chandler and Fred Hofheinz.

              [   ]    FOR ALL NOMINEES
              [   ]    WITHHOLD FOR ALL NOMINEES
              TO WITHHOLD VOTE on any nominee write the nominee's name in the space below.
              ________________________________________________________


Proposal 2.   The approval of the amendment to Article FOURTH of
              the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 350,000,000 to 500,000,000 shares, and to increase the number of authorized shares of Preferred Stock from 1,200,000 to 2,400,000 shares.

              [   ]   FOR        [   ]   AGAINST     [   ]    ABSTAIN

Proposal 3.   In  their  discretion, to vote upon  such  other business as may properly come before the meeting.

Receipt  is acknowledged of the Proxy Statement dated May  [13], 1996.

THIS PROXY MUST BE SIGNED AS NAME APPEARS HEREON. Executors, administrators, trustees, etc., should give full title as such.
If the signer is a corporation, please sign full corporate name by a duly authorized officer.

                              ___________________________________
                              DATE
                              ___________________________________
                              SIGNATURE
                              ___________________________________
                              SIGNATURE

I  plan to attend the Annual Meeting of Shareholders:   Yes [  ]  No [  ]

                            XCL LTD.
                    (a Delaware corporation)

                       SERIES B PREFERRED
                           STOCK PROXY
           FOR THE ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD JUNE 26, 1996

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Marsden W. Miller, Jr. and David A. Melman, and either of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all shares of Series B Preferred Stock of XCL Ltd. (the "Company") held of record by the undersigned on May 3, 1996, at the Annual Meeting of Shareholders to be held in the Offshore Room of the Petroleum Club of Lafayette, located at 111 Heymann Boulevard, Lafayette, Louisiana Wednesday, June 26, 1996 at 10:00 AM, Central Daylight Savings Time, and any adjournments thereof, on the matters set forth on the reverse side.

            THE MATTERS TO BE VOTED UPON, THE INSTRUCTIONS AND
            A SPACE FOR YOUR VOTE AND SIGNATURE ARE SET FORTH
                            ON THE REVERSE SIDE.
                 PLEASE VOTE, SIGN AND RETURN PROMPTLY.

If this proxy is properly executed, the shares of Series B Preferred Stock represented thereby will be voted for items 1 and 2 in accordance with the instructions on this proxy. If no instructions are given, such shares will be voted FOR the election of all nominees for director, FOR approval of the amendment to the Company's Certificate of Incorporation and in the discretion of the proxies upon any other matter which may properly come before the meeting.

Proposal 1.  The election of two (2) directors to be designated as Class III directors to serve a three-year terms until the 1999 Annual Meeting of Shareholders, to wit:

             John T. Chandler and Fred Hofheinz.

             [   ]          FOR ALL NOMINEES
             [   ]          WITHHOLD FOR ALL NOMINEES
             TO WITHHOLD VOTE on any nominee write the nominee's name in the space below.

             _____________________________________________________________


Proposal 2.  The approval of the amendment to Article FOURTH of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 350,000,000 to 500,000,000 shares, and to increase the number of authorized shares of Preferred Stock from 1,200,000 to 2,400,000 shares.

             [   ]   FOR        [   ]  AGAINST     [    ]  ABSTAIN

Proposal 3.  In their discretion, to vote upon  such  other business as may properly come before the meeting.

Receipt  is acknowledged of the Proxy Statement dated May [13], 1996.

THIS PROXY MUST BE SIGNED AS NAME APPEARS HEREON. Executors, administrators, trustees, etc., should give full title as such.
If the signer is a corporation, please sign full corporate name by a duly authorized officer.

                              ___________________________________
                              DATE
                              ___________________________________
                              SIGNATURE
                              ___________________________________
                              SIGNATURE

I  plan to attend the Annual Meeting of Shareholders:  Yes [  ]  No [  ]